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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 1997

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

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      (Exact name of registrant as specified in its governing instruments)

            Delaware                   333-1704                13-3416059
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281

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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336

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Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2. Acquisition or Disposition of Assets.

      On June 26, 1997, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as
Exhibit 4.1 and dated as of June 1, 1997, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), GE Capital Asset Management Corporation as master servicer, GE Capital Realty Group, Inc. as special servicer, General Electric Capital Corporation, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. The Certificates consist of fifteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and seven of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 219 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of June 1, 1997 (the "Cut-off Date") of 840,787,856. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property with the exception of seven Mortgage Loans which are fully secured by a leasehold estate in income-producing real property.

      One hundred thirty-three (133) of the Mortgage Loans (the "MLMC Loans") showing an aggregate principal balance of $498,496,030 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC"), fifty-one (51) of the Mortgage Loans (the "Daiwa Loans"), having an aggregate principal balance of $181,313,093 (the "Daiwa Balance"), were acquired by the Registrant from Daiwa Finance Corp. ("Daiwa Finance") and thirty-five
(35) of the Mortgage Loans (the "GECA Loans"), having an aggregate principal balance of $160,978,732 (the "GECA Balance"), were acquired by the Registrant from GE Capital Access, Inc. ("GECA," and together with Daiwa Finance and MLMC, the "Sellers") pursuant to three Mortgage Loan Purchase Agreements, each dated as of June 1, 1997 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The purchase prices (collectively the "Purchase Price") for (A) the MLMC Loans paid by the Registrant to MLMC consisted of a cash amount equal to (i) 100% of the MLMC Balance plus (ii) interest accrued on the MLMC Loans at the related Mortgage Rate, (B) the GECA Loans paid by the Registrant to GECA consisted of a cash amount equal to (i) 100% of the GECA Balance plus (ii) interest accrued on the GECA Loans at the related Mortgage Rate and (C) the Daiwa Loans paid by the Registrant to Daiwa Finance consisted of a cash amount equal to (i) 101.97% of the Daiwa Balance plus (ii) interest accrued on each of the Daiwa Loans at the related Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce,


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Fenner & Smith Incorporated ("MLPF&S") and Daiwa Securities America Inc.
("Daiwa") pursuant to an Underwriting Agreement, dated as of June 20, 1997 (the "Underwriting Agreement"), among the Registrant, MLPF&S and Daiwa (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of June 26, 1997, among the Registrant, MLPF&S and Daiwa (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On June 26, 1997, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                                                            Initial Pass-Through
                Class          Initial Certificate Balance          Rate
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A-1.........................            $251,675,000                6.95%
A-2.........................             $86,719,000                7.03%
A-3.........................            $254,361,000                7.12%
B ..........................             $46,243,000                7.12%
C ..........................             $46,244,000                7.12%
D ..........................             $42,039,000                7.12%
E  .........................             $16,816,000                7.12%
IO  ........................               (1)                       (3)
F  .........................             $50,447,000                7.12%
G  .........................              $8,408,000                7.12%
H  .........................             $16,816,000                7.12%
J  .........................             $21,019,856                7.12%
R-I.........................              N/A(2)                   N/A(2)
R-II........................              N/A(2)                   N/A(2)
R-III.......................              N/A(2)                   N/A(2)

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(1)   The Class IO Certificates will receive the sum of the interest accrued on the notional amount of each of its Components and will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal.

(2) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

(3) Holders of the Class IO Certificates will be entitled to receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.


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      The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 5, 1997, and the Prospectus Supplement, dated June 20, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.


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Item 7. Financial Statements and Exhibits

            (a)   Financial Statements - Not Applicable

            (b)   Pro Forma Financial Information - Not Applicable

            (c)   Exhibits

                  1.1 Underwriting Agreement, dated as of June 20, 1997, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Daiwa Securities America Inc.

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Asset Management Corporation as master servicer, GE Capital Realty Group, Inc. as special servicer, General Electric Capital Corporation, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee.

                  99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

                  99.2 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and Daiwa Finance Corp.

                  99.3 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and GE Capital Access, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/ Michael M. McGovern
                                              -----------------------------
                                              Name:  Michael M. McGovern
                                              Title: Secretary and Director

Dated: July 10, 1997


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                                  EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                                     Description
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  1.1         Underwriting Agreement, dated as of November 20, 1997, among
              Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Daiwa Securities America
              Inc...............................................................

  4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, among Merrill Lynch Mortgage Investors, Inc. as depositor, GE Capital Asset Management Corporation as master servicer, GE Capital Realty Group, Inc. as special servicer, General Electric Capital Corporation, ABN AMRO Bank N.V. as fiscal agent and LaSalle
              National Bank as trustee..........................................

  99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch
              Mortgage Capital Inc..............................................

  99.2 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and Daiwa Finance
              Corp..............................................................

  99.3 Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Merrill Lynch Mortgage Investors, Inc. and GE Capital
              Access, Inc.......................................................


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